Nov. 01, 2016
Eaton Vance Small-Cap Fund

EATON VANCE SMALL-CAP FUND

Supplement to Prospectus dated May 1, 2016

1.  The following replaces “Principal Investment Strategies” under “Fund Summaries – Eaton Vance Small-Cap Fund”:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies (the “80% Policy”).  The portfolio managers consider small-cap companies to be companies having a market capitalization that falls (i) within or below the range of companies in either the current Russell 2000® Index or the S&P SmallCap 600 Index, or (ii) below the three-year average maximum market cap of companies in either index as of December 31 of the three preceding years.  The market capitalization range for the Russell 2000® Index was approximately $15 million to $6.4 billion, and the market capitalization range for the S&P SmallCap 600 Index was approximately $59 million to $4.6 billion as of December 31, 2015.  The average maximum market capitalization of companies in either index as of December 31 of the three preceding years ended 2015 was approximately $6.3 billion.  With respect to 20% of its net assets, the Fund may also invest in companies that are larger than the capitalization ranges stated above.  The Fund may also invest up to 25% of its total assets in foreign securities, some of which may be issued by companies domiciled in emerging market countries.  As an alternative to holding foreign stocks directly, the Fund may invest in U.S. dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts that evidence ownership in underlying foreign stocks).  The Fund may invest in exchange-traded funds (“ETFs”), a type of pooled investment vehicle, in order to equitize cash positions or seek exposure to certain markets or market sectors.  The Fund may also invest in publicly traded real estate investment trusts.

The Fund invests primarily in a diversified portfolio of common stocks of small-cap companies that, in the opinion of the investment adviser, are expected to achieve earnings growth over the long term that exceeds the average long-term earnings growth of all publicly-traded small-cap companies in the United States.  Investment decisions for the Fund are made primarily on the basis of fundamental research.  The portfolio managers utilize information provided by, and the expertise of, the investment adviser’s research staff in making investment decisions.  In selecting companies for investment, the investment adviser may consider overall growth prospects, financial strength, strength of the company’s business franchises and management team, competitive position, technology, marketing expertise, profit margins, return on investment, capital resources and other factors.  The portfolio managers may sell a security when the investment adviser’s price objective for the stock is reached, the fundamentals of the company change or to pursue more attractive investment options.  The portfolio managers seek to manage investment risk by maintaining broad issuer and industry diversification among the Fund’s holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection.

2.  The following replaces “Portfolio Managers” under “Management” in “Fund Summaries – Eaton Vance Small-Cap Fund”:

Portfolio Managers

Michael D. McLean, Vice President of BMR, has managed the Fund since January 2015.

J. Griffith Noble, Vice President of BMR, has managed the Fund since January 2015.

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